AMENDMENT NO. 4 TO CREDIT AGREEMENT

         THIS AMENDMENT NO. 4 TO CREDIT AGREEMENT (this "Amendment"), dated as of April 1, 2000, is entered into by and among:

     (1)       NU SKIN ENTERPRISES, INC., a Delaware corporation ("NSE");

     (2)       NU SKIN JAPAN CO., LTD.. a Japanese corporation ("NSJ");

     (3) The financial institutions listed in Schedule I to the Credit Agreement described below (such financial institutions referred to herein collectively as "Lenders"); and

     (4)       ABN  AMRO  BANK  N.V., as  agent  for  Lenders (in such capacity,
               "Agent").

                                    RECITALS

         A. NSE and NSJ (collectively, "Borrowers"), Lenders and Agent are parties to a Credit Agreement dated as of May 8, 1998, as amended by Amendment No. 1 to Credit Agreement effective as of June 30, 1998, Amendment No. 2 to
Credit Agreement effective as of February 22, 1999, and Amendment No. 3 to Credit Agreement dated as of May 10, 1999 (such Credit Agreement, as so amended, the "Credit Agreement").

         B. NSE has requested Lenders and Agent to amend the Credit Agreement to permit NSE to (i) clarify the amount due on the Maturity Date and (ii) change the Fixed Charge Coverage Ratio applicable to NSJ.

         C. Lenders and Agent are willing so to amend the Credit Agreement upon the terms and subject to the conditions set forth below.

         NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrowers, Lenders and Agent hereby agree as follows:

         1. Definitions; Interpretation. All capitalized terms defined above and elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in the Credit Agreement, as amended by this Amendment. The rules of construction set forth in Section I of the Credit Agreement shall, to the extent not inconsistent with the terms of this Amendment, apply to this Amendment and are hereby incorporated by reference.

         2. Amendments to Credit Agreement. Subject to the satisfaction of the conditions set forth in Paragraph 4 below, the Credit Agreement is hereby amended as follows:

                  (a) Subparagraph 2.01(f) is amended by deleting the language opposite the reference to "Maturity Date" and the proviso immediately following and substituting the following:

          Maturity  Date      All  remaining  unpaid  principal  on the U.S.
                              Borrowing.

                  (b) Subparagraph 2.02(e) is amended by deleting the language opposite the reference to "Maturity Date" and the proviso immediately following and substituting the following:

          Maturity Date       All remaining  unpaid  principal on the Japanese
                              Borrowing.

                  (c) Subparagraph 2.03(d)(iv)(B) is amended by deleting the language opposite the reference to "Maturity Date" and the proviso immediately following and substituting the following:

          Maturity  Date      All  remaining  unpaid  principal  on the U.S.
                              Borrowing.

                  (d) Subparagraph 2.03(d)(iv)(C) is amended by deleting the language opposite the reference to "Maturity Date" and the proviso immediately following and substituting the following:

          Maturity Date       All remaining  unpaid  principal on the Japanese
                              Borrowing.

                  (e) Subparagraph 5.03(b) is amended in its entirety as follows:

                           (b)      Fixed Charge Coverage Ratio:

                                    (i) NSE shall not  permit  its Fixed  Charge
                           Coverage Ratio to be less than 2.25 for any consecutive four-quarter period ending on the last day of any fiscal quarter.

                                    (ii) NSJ shall not permit  its Fixed  Charge
                           Coverage Ratio to be less than (w) 2.25 to 1.00 for the consecutive four-quarter period ending on March 31, 2000, (x) 2.00 to 1.00 for the consecutive four-quarter period ending on June 30, 2000, (y) 1.75 to 1.00 for the consecutive four-quarter period ending on September 30, 2000, or (z) 1.50 to 1.00 for any consecutive four-quarter period ending on the last day of any fiscal quarter thereafter.

                  (f) Schedule 4.01(g) is amended in its entirety in the form attached to this Amendment.

         3. Representations and Warranties. Each Borrower hereby represents and warrants to Agent and Lenders that the following are true and correct on the date of this Amendment and, after giving effect to the amendments set forth in Paragraph 2 above, the following will be true and correct on the Effective Date (as defined below):

                  (a) The representations and warranties of each Borrower and its Subsidiaries set forth in Paragraph 4.01 of the Credit Agreement and in the other Credit Documents are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which are true and correct as of such date);

                    (b) No Default or Event of Default has occurred and is continuing; and

                    (c) Each of the Credit Documents is in full force and effect.

(Without limiting the scope of the term "Credit Documents," each Borrower expressly acknowledges in making the representations and warranties set forth in this Paragraph 3 that, on and after the Effective Date hereof, such term includes this Amendment.)

         4. Effective Date. The amendments effected by Paragraph 2 above shall become effective on April 1, 2000 (the "Effective Date"), subject to receipt by Agent and Lenders on or prior to the Effective Date of the following, each in form and substance satisfactory to Agent, Required Lenders and their respective counsel:

                    (a) This Amendment duly executed by Borrowers, Required Lenders and Agent;

                    (b) A letter in the form of Exhibit A hereto, dated the Effective Date and duly executed by all Material Domestic Subsidiaries of NSE and, in the case of any such Subsidiaries that are organized under the laws of jurisdictions outside the United States and domesticated under the laws of Delaware (or any other state of the United States), by the Delaware (or other state) counterparts of such Subsidiaries; and

                    (c) Such other evidence as Agent or any Lender may reasonably request to establish the accuracy and completeness of the representations and warranties and compliance with the terms and conditions contained in this Amendment and the other Credit Documents.

         5. Effect of this Amendment. On and after the Effective Date, each reference in the Credit Agreement and the other Credit Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby. Except as specifically amended above, (a) the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and affirmed and (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of Lenders or Agent, nor constitute a waiver of any provision of the Credit Agreement or any other Credit Document.

         6.       Miscellaneous.

                    (a) Counterparts. This Amendment may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

                    (b)  Headings.   Headings   in   this   Amendment   are  for
                         convenience of reference only and are not part of the substance hereof.

                    (c) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

                    (d) NSE Guaranty. In its capacity as the guarantor under the NSE Guaranty, NSE hereby (i) consents to this Amendment, (ii) agrees that this Amendment in no way affects or alters the rights, duties, or obligations of NSE, Agent or Lenders under the NSE Guaranty, (iii) agrees its consent to this Amendment shall not be construed (A) to have been required by the terms of the NSE Guaranty or any other document, instrument or agreement relating thereto or (B) to require the consent of NSE in its capacity as guarantor in connection with any future amendment of the Credit Agreement or any other Credit Document.

                       [The first signature page follows.]

         IN WITNESS WHEREOF, Borrowers, Agent and Required Lenders have caused this Amendment to be executed as of the day and year first above written.


BORROWERS:               NU SKIN ENTERPRISES, INC.


                         By:       /s/Brian R. Lords
                         Name:     Brian R. Lords
                         Title:    Treasurer


                         NU SKIN JAPAN CO., LTD.


                         By:       /s/ Corey B. Lindley
                         Name:     Corey B. Lindley
                         Title:    Auditor


AGENT:                   ABN AMRO BANK N.V.


                         By:       /s/Tamira Trefflers-Herrera
                         Name:     Tamira Trefflers-Herrera
                         Title:    Group Vice President


                         By:       /s/Maria Vickroy-Peralta
                         Name:     Maria Vickroy-Peralta
                         Title:    Vice President

LENDERS:                 ABN AMRO BANK N.V.


                         By:       /s/Tamira Trefflers-Herrera
                         Name:     Tamira Trefflers-Herrera
                         Title:    Group Vice President


                         By:       /s/Maria Vickroy-Peralta
                         Name:     Maria Vickroy-Peralta
                         Title:    Vice President


                         BANK OF AMERICA, N.A.


                         By:       /s/Therese Fontaine
                         Name:     Theres Fontaine
                         Title:    Managing Director


                         BANK ONE, UTAH, NATIONAL ASSOCIATION


                         By:       /s/Stephen A. Cazier
                         Name:     Stephen A. Cazier
                         Title:    Vice President


                         BANQUE NATIONALE DE PARIS


                         By:       /s/Debra Wright
                         Name:     Debra Wright
                         Title:    Vice President


                         By:       /s/Sandra Bertram
                         Name:     Sandra Bertram
                         Title:    Assistant Vice President


                         KEYBANK NATIONAL ASSOCIATION


                         By:       /s/Thomas A. Crandell
                         Name:     Thomas A. Crandell
                         Title:    Vice President

                         UNION BANK OF CALIFORNIA, N.A.


                         By:
                         Name:
                         Title:


                         U.S. BANK, NATIONAL ASSOCIATION


                         By:       /s/Thomas A. Eshom
                         Name:     Thomas A. Eshom
                         Title:    Vice President


                         ZIONS FIRST NATIONAL BANK


                         By:       /s/Richard W. Thomsen
                         Name:     Richard W. Thomsen
                         Title:    Vice President

                                    EXHIBIT A

                            GUARANTOR CONSENT LETTER

                                  April 1, 2000



TO:      ABN AMRO Bank N.V.,
         As Agent for the Lenders under the Credit Agreement referred to below

         1.       Reference is made to the following:

                  (a) The Credit Agreement dated as of May 8, 1998, as amended by Amendment No. 1 to Credit Agreement effective as of June 30, 1998, Amendment No. 2 to Credit Agreement effective as of February 22, 1999, and Amendment No. 3 to Credit Agreement dated as of May 10, 1999 (such Credit Agreement, as so amended, the "Credit Agreement") among Nu Skin Enterprises, Inc., ("NSE"), Nu Skin Japan Co., Ltd. ("NSJ"), the financial institutions listed in Schedule I thereto ("Lenders") and ABN AMRO Bank N.V., as agent for Lenders (in such capacity, "Agent");

                  (b) The Guaranty dated as of May 8, 1998 (the "Subsidiary Guaranty") executed by the undersigned ("Guarantors") in favor of Agent for the benefit of Lenders; and

                  (c) Amendment No. 4 to Credit Agreement dated as of April 1, 2000 (the "Amendment") among NSE, NSJ, Required Lenders and Agent.

Unless otherwise defined herein, all capitalized terms used herein shall have the respective meanings given to those terms in the Credit Agreement.

         2. Each Guarantor hereby consents to the Amendment. Each Guarantor expressly agrees that the Amendment shall in no way affect or alter the rights, duties or obligations of such Guarantor, Lenders or Agent under the Subsidiary Guaranty.

         3. From and after the date hereof, the term "Credit Agreement" as used in the Subsidiary Guaranty shall mean the Credit Agreement, as amended by the Amendment.

         4. No Guarantor's consent to the Amendment shall be construed (i) to have been required by the terms of the Subsidiary Guaranty or any other document, instrument or agreement relating thereto or (ii) to require the consent of such Guarantor in connection with any future amendment of the Credit Agreement or any other Credit Document.

         IN WITNESS WHEREOF, each Guarantor has executed this Guarantor Consent Letter as of the day and year first written above.


                                NU SKIN JAPAN CO., LTD.,
                                a Japanese Corporation

                                By:     _______________________
                                Name:   _______________________
                                Title:  _______________________


                                NU SKIN KOREA, INC.,
                                a Delaware Corporation

                                By:     _______________________
                                Name:   _______________________
                                Title:  _______________________


                                NU SKIN KOREA, LTD.,
                                a South Korean Corporation

                                By:     _______________________
                                Name:   _______________________
                                Title:  _______________________


                                NU SKIN INTERNATIONAL, INC.,
                                a Utah Corporation

                                By:     _______________________
                                Name:   _______________________
                                Title:  _______________________


                                NU SKIN TAIWAN, INC.,
                                a Utah Corporation

                                By:     _______________________
                                Name:   _______________________
                                Title:  _______________________

                                NU SKIN HONG KONG, INC.,
                                a Utah Corporation

                                By:     _______________________
                                Name:   _______________________
                                Title:  _______________________


                                NU SKIN UNITED STATES, INC.,
                                a Delaware Corporation

                                By:     _______________________
                                Name:   _______________________
                                Title:  _______________________